                                                                   Exhibit 10(c)




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                            REIMBURSEMENT AGREEMENT

                           Dated as of March 31, 2000

                                     Between

                         SUNTRUST BANK, as Credit Bank,

                                       and

                       ASSET HOLDINGS III, L.P., as Lessor


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                             Lease Financing Program
                     For ADESA Corporation and Subsidiaries
                             Auto Auction Facilities

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

ARTICLE I   DEFINITIONS; INTERPRETATION......................................2

ARTICLE II  AMOUNT AND TERMS OF LETTER OF CREDIT.............................2
   Section 2.01.   The Letter of Credit......................................2
   Section 2.02.   Fees......................................................2
   Section 2.03.   Reimbursement and Other Payments..........................3
   Section 2.04.   Payment on Non-Business Days..............................8
   Section 2.05.   Operative Documents.......................................8
   Section 2.06.   Pledge of Remarketing Notes...............................8

ARTICLE III RECEIPT, DISTRIBUTION AND APPLICATION OF CERTAIN
            PAYMENTS IN RESPECT OF LEASE AND LEASED PROPERTY................10
     Section 3.01. Distribution and Application of Rent Payments............10
     Section 3.02. Distribution and Application of Certain Payments.........10
     Section 3.03. Distribution and Application of Lessee's Payment
                   of Recourse
                   Deficiency Amount Upon Exercise of Remarketing Option....11
     Section 3.04. Distribution and Application of Remarketing Proceeds
                   of Leased Property.......................................11
     Section 3.05. Distribution and Application of Payments Received
                   When  an Event of Default Exists or Has Ceased to
                   Exist Following Rejection of the Lease...................12
     Section 3.06. Distribution of Other Payments...........................13
     Section 3.07. Reimbursement Account....................................13

ARTICLE IV  THE LESSOR; EXERCISE OF REMEDIES UNDER LEASE....................13
     Section 4.01. Covenants of Lessor......................................13
     Section 4.02. Lessor Obligations Nonrecourse; Payment from Certain
                   Lease Obligations and Certain Proceeds of Leased
                   Property Only............................................14
     Section 4.03. Exercise of Remedies Under Lease.........................15

ARTICLE V   CREDIT EVENTS OF DEFAULT; REMEDIES..............................15
     Section 5.01. Credit Events of Default.................................15
     Section 5.02. Credit Event of Default; Remedies........................17

ARTICLE VI  MISCELLANEOUS...................................................18
     Section 6.01. Amendments and Waivers...................................18
     Section 6.02. Notices..................................................18
     Section 6.03. No Waiver; Cumulative Remedies...........................18
     Section 6.04. Successors and Assigns...................................18
     Section 6.05. Counterparts.............................................18
     Section 6.06. Governing Law............................................19
     Section 6.07. Survival and Termination of Agreement....................19

                                      (i)

     Section 6.08. Entire Agreement.........................................19
     Section 6.09. Severability.............................................19
     Section 6.10. No Recourse; Liability of Lessor Limited.................19
     Section 6.11. Limitation on Interest...................................20
     Section 6.12. Submission to Jurisdiction; Waivers......................20
     Section 6.13. [Reserved]...............................................21
     Section 6.14. Payments and Computations................................21
     Section 6.15. Setoff...................................................22
     Section 6.16. Further Assurances.......................................22
     Section 6.17. Headings.................................................22
     Section 6.18. No Third Party Beneficiaries.............................22


                                      (ii)

                             REIMBURSEMENT AGREEMENT

         This REIMBURSEMENT AGREEMENT (the "Reimbursement Agreement") is made and entered into as of March __, 2000, by and between SUNTRUST BANK, a banking corporation organized and existing under the laws of the State of Georgia (the "CREDIT BANK") and ASSET HOLDINGS III L.P., an Ohio limited partnership (the "LESSOR").

                                    RECITALS

         A. In accordance with the terms and provisions of the Participation Agreement, the Lease, this Reimbursement Agreement, the Borrower Promissory Note and the other Operative Documents, (i) the Lessor has agreed to acquire the Leased Property, and lease the Leased Property to the Lessee pursuant to the Lease, and (ii) the Lessee has agreed pursuant to the Lease to rent and hire the Leased Property from the Lessor.

         B. The Lessor has requested that CORNERSTONE FUNDING CORPORATION, a Delaware corporation (the "ISSUER") make a loan to the Lessor in the original principal amount of $28,373,000 (the "LOAN") in order to finance a portion of the Property Costs to be incurred by the Lessor in connection with its acquisition of the Leased Property and arranging for the transaction contemplated by the Operative Documents.

         C. The Issuer has in the Participation Agreement agreed to issue and sell $28,373,000 in aggregate principal amount of its Floating Rate Notes, Series 2000A, and lend the proceeds thereof to the Lessor, to be evidenced by the Borrower Promissory Note, on the condition, among others, that the Credit Bank issue to the Note Trustee its irrevocable, transferable direct-pay letter of credit in the form and amount required by the provisions of the Note Indenture and securing the payment of Debt Service and Tender Amount of such Notes.

         D. Pursuant to this Reimbursement Agreement, the Credit Bank has agreed to issue the Letter of Credit to the Note Trustee to provide for the payment of required Debt Service and Tender Amount under, and remarketing of, the Notes, and the Lessor has agreed to pay all fees required for the issuance and maintenance of the Letter of Credit and to reimburse the Credit Bank for all Drawings made under the Letter of Credit and all Letter of Credit Liabilities, and to secure its obligations hereunder by granting the Mortgages and the Assignment of Lease and Rents.

         NOW, THEREFORE, in consideration of the premises, the parties hereto agree as follows:

                                    ARTICLE I
                           DEFINITIONS; INTERPRETATION

         Unless the context shall otherwise require, capitalized terms used and not defined herein shall have the meanings assigned thereto in APPENDIX I hereto for all purposes hereof and the rules of interpretation set forth in APPENDIX I hereto shall apply to this Reimbursement Agreement.

                                   ARTICLE II
                      AMOUNT AND TERMS OF LETTER OF CREDIT

         Section 2.01.         THE LETTER OF CREDIT.

         (a) ISSUANCE. The Credit Bank has agreed, upon the terms and conditions set forth herein, to issue and deliver the Letter of Credit in the Stated Amount to the Note Trustee as security for the payment of the Notes and for the benefit of the Holders of the Notes under the Note Indenture.

         (b) TRANSFER. The Letter of Credit may be transferred to a successor or substitute Note Trustee in accordance with the provisions set forth in the Letter of Credit.

         (c) STATED AMOUNT. The Stated Amount shall be reduced and reinstated in accordance with the provisions of the Letter of Credit.


         (d) EXPIRATION. The Letter of Credit provides that it shall expire on the date which is the later to occur of (i) April 15, 2005, or (ii) any later day determined pursuant to paragraph (e) below, but in no event later than April 15, 2020, PROVIDED, HOWEVER, that if such date is not a Business Day, the Letter of Credit shall expire on the first Business Day thereafter, unless sooner terminated in accordance with the terms and conditions contained in the Letter of Credit.

         (e) EXTENSION OF EXPIRATION DATE. On any Business Day prior to March 1, 2005, the Credit Bank, in its sole discretion, may elect to extend the expiration date of the Letter of Credit. If the expiration date is so extended, then on any Business Day which is at least 45 days prior to the then current expiration date, the Credit Bank, in its sole discretion, may elect to further extend the then current expiration date. The Credit Bank may decide in its sole discretion whether or not to extend the expiration date of the Letter of Credit.

         Section 2.02.         FEES.

         (a) DRAWING FEES. The Lessor shall pay a fee of $150.00 to the Credit Bank for each draw upon the Letter of Credit. In addition, if a substitute Note Trustee is appointed at any time and the Letter of Credit is transferred to such substitute Note Trustee, the Lessor shall pay to the Credit Bank its customary Letter of Credit transfer fee.

         (b) FRONTING FEE. The Lessor shall also pay to the Credit Bank on the Closing Date, a one-time fronting fee equal to $0.125% of the Stated Amount on the Closing Date.

         (c) ANNUAL FEES. The Lessor hereby agrees to pay to the Credit Bank a non-refundable letter of credit fee (the "ANNUAL FEE") for the period from and including the Closing Date until the Expiration Date, computed at the rate of 0.75 % per annum, calculated as a percentage of the Stated Amount on the date of payment of such letter of credit fee. Amounts payable under this Section 2.02(c) shall be payable in advance, based on a 360-day year, actual number of days elapsed, in immediately available funds, on the Closing Date and quarterly thereafter on the first day of each January, April, July and October.

         (d) CHANGE IN LAW. The Lessor hereby acknowledges and agrees that if any change in any law or regulation or in the interpretation thereof by any court or administrative or governmental authority charged with the administration thereof, or in GAAP, shall either (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against letters of credit issued by, or assets held by, or deposits in or for the account of, the Credit Bank, or (ii) impose on the Credit Bank any other condition relating, directly or indirectly, to the Letter of Credit, and the result of any event referred to in the preceding clause (i) or (ii) shall be to increase the cost to the Credit Bank of issuing or maintaining the Letter of Credit (which increase in cost shall be determined by the Credit Bank's reasonable allocation of the aggregate of such cost increase resulting from such event), then the Credit Bank shall present to the Lessor a certificate stating the amount of the Credit Bank's increased costs reasonably allocable to the Letter of Credit, and the Lessor shall immediately pay to the Credit Bank, from time to time as specified by the Credit Bank in such certificate, such additional amounts as shall be sufficient to compensate for such increased cost. A copy of such certificate shall be presented to the Lessor by the Credit Bank, and any such additional amount to be paid to the Credit Bank shall be immediately due and payable to the Credit Bank by the Lessor. The certificate referred to hereinabove shall be conclusive as to the amount thereof.

         (e) OTHER FEES, COSTS AND EXPENSES. The Lessor shall also pay all reasonable fees, costs and expenses incurred by the Credit Bank, the Issuer or the Lessor in connection with this Reimbursement Agreement, including, without limitation, all reasonable fees and expenses of their respective legal counsel incurred in connection herewith from time to time.

         (f) LETTER OF CREDIT FEES. All payments of all fees and expenses described in this SECTION 2.02 and in SECTION 2.03(k) below (the "LETTER OF CREDIT FEES"), to be made by the Lessor to the Credit Bank shall be made in immediately available funds. With respect to the payment of the Annual Fee, the Credit Bank shall notify the Lessor of the amount of such payment not less than 10 days prior to the date upon which such payment is due.

         Section 2.03.         REIMBURSEMENT AND OTHER PAYMENTS.

         (a) PRINCIPAL, INTEREST OR PROGRAM EXPENSE DRAWING. In the event of any Principal Drawing, Interest Drawing or Program Expense Drawing, the Lessor shall immediately pay to the Credit Bank the amount paid by the Credit Bank to duly honor such Drawing, and failure to so immediately reimburse the Credit Bank shall constitute a Credit Event of Default under this Agreement. Without limitation of the preceding sentence, if such amount has not been previously paid and is outstanding, such amount shall constitute a loan to and indebtedness of the Lessor to the Credit Bank. If the Lessor does not reimburse the Credit Bank for such drawing on the same day of the Drawing or if the Lessor shall otherwise fail to reimburse the Credit Bank under this SECTION 2.03(a) as a result of a Principal Drawing as honored, an Interest Drawing as honored, or a Program Expense Drawing as honored, such unreimbursed amount shall bear interest until payment in full of such amount, and the Lessor shall be obligated to pay interest to the Credit Bank, payable on demand, or, if demand is not made, monthly in arrears on the last day of each month following such Principal Drawing, Interest Drawing or Program Expense Drawing, on any and all such amounts remaining unpaid at the Overdue Rate. Accrual of such interest and the acceptance of payment of such interest by the Credit Bank thereof on any one or more occasions shall not constitute a waiver of any Credit Event of Default occurring upon the failure of the Lessor to immediately reimburse the Credit Bank for the amount of the Drawing(s) with respect to which such interest shall have accrued.

         (b) REMARKETING DRAWING. In the event of any Remarketing Drawing, the amount of such Remarketing Drawing as honored shall constitute a loan to and indebtedness of the Lessor to the Credit Bank upon the following terms:

              (i) The amount of any Remarketing Drawing as honored relating to interest under the Notes shall be immediately due and payable by the Lessor to the Credit Bank and if such amount is not immediately paid to the Credit Bank, such amount shall bear interest at the Applicable Rate from and after the date such amount becomes payable hereunder. Such interest shall be payable upon demand of the Credit Bank, or, if demand is not made, monthly in arrears on the last day of each month.

              (ii) The amount of any Remarketing Drawing representing the principal amount of any Notes not remarketed (a "REMARKETING LOAN") shall be repaid as provided below. At any time that any Remarketing Loan is outstanding on any Interest Payment Date, the Credit Bank shall apply any payment of principal received under the Borrower Promissory
         Note in an amount equal to the principal amount of Pledged Notes to be redeemed on such date as a repayment of the Remarketing Loan. Any payments on or of the purchase price for the Pledged Notes shall be applied as a payment of the outstanding amount of the Remarketing Loan.

              (iii) The amount of any Remarketing Loan, for the period from and including the date of the Remarketing Drawing to but excluding the date the amount of such Remarketing Loan shall be reimbursed in full, shall be treated as a LIBOR Rate Loan, for each Interest Period relating thereto, bearing interest at the Applicable LIBOR Rate, PROVIDED, HOWEVER, if any of the circumstances described in SECTIONS
         2.03 (f)(i) or (iii) shall have occurred and remain applicable on the date of such Remarketing Drawing, the amount of the Remarketing Loan shall be treated as a Base Rate Loan bearing interest at the Base Rate. All such interest shall be payable to the Credit Bank monthly on each Interest Payment Date following the Remarketing Drawing.

         (c) CONTINUATION OF INTEREST PERIODS. Five Business Days prior to the beginning of each Interest Period, the Lessee, acting for such purpose as agent of the Lessor, may request that the

Credit Bank determine the Adjusted LIBOR Rate applicable to such Interest Period and the Credit Bank shall notify the Lessee of such Adjusted LIBOR Rate. Each LIBOR Rate Loan shall automatically be continued for another Interest Period of the same duration, unless the Lessee shall elect to convert all or any part thereof to a Base Rate Loan by written notice to the Credit Bank given on any day which is at least three Business Days before the beginning of the next succeeding Interest Period. Except to the extent that the Base Rate applies as a result of any circumstance described in SECTION 2.03(f) hereof, the Lessee may elect to convert any Base Rate Loan to a LIBOR Rate Loan, (i) if a LIBOR Rate Loan shall be outstanding at the time of such election, effective on the first day of the next succeeding Interest Period, or (ii) if no LIBOR Rate Loan shall be outstanding at the time of such election, effective on any date at least three but not more than five Business Days after such election. The Lessee may elect at the end of any Interest Period with respect thereto to convert a LIBOR Rate Loan into a Base Rate Loan. Notwithstanding the foregoing, there shall be only one Interest Period applicable at any time for all Remarketing Loans outstanding hereunder as LIBOR Rate Loans, except that any LIBOR Rate Loan arising from a Remarketing Drawing which occurs during an existing Interest Period shall have a separate "short" initial Interest Period from and including the date of the Remarketing Drawing until the last day of the then existing Interest Period. Each such election made by the Lessee under this SECTION 2.03(c) shall be made by giving the Credit Bank at least three Business Days' prior irrevocable written notice thereof, which notice shall specify (1) in the case of a conversion, the date of conversion (which date shall in any event be the first day of an Interest Period), and (2) in the case of a conversion or continuation affecting less than 100% of the amount of outstanding Remarketing Loans, the amounts thereof which are to be LIBOR Rate Loans and Base Rate Loans, respectively. If, at any time prior to the date a conversion to, or continuation of, a LIBOR Rate Loan is effective, the Lessee has received notice that any of the circumstances described in SECTIONS 2.03(f)(i) or (iii) exist, the right of the Lessee to convert all or a portion of Base Rate Loans to LIBOR Rate Loans or to continue LIBOR Rate Loans for an additional Interest Period shall be suspended until the Lessee receives notice that the circumstances causing such suspension no longer exist.

         (d) INTEREST PERIOD DETERMINATION. The duration of each Interest Period shall be one month, except that any LIBOR Rate Loan arising from a Remarketing Drawing which occurs during an existing Interest Period shall have a separate "short" initial Interest Period from and including the date of the Remarketing Drawing until the last day of the then existing Interest Period. Notwithstanding the foregoing provisions of this SECTION 2.03:

              (i) No Interest Period may end after the Scheduled Termination Date, whether by acceleration, mandatory redemption or scheduled maturity; and

              (ii) Whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, PROVIDED, HOWEVER, that if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day.

         (e) APPOINTMENT OF AGENTS FOR INTEREST RATE ELECTIONS. The Lessee may, from time to time, and at any time upon notice to the Credit Bank, appoint one or more agents for the limited purpose of making interest rate elections under this SECTION 2.03. The acts of such agent(s) shall be binding upon the Lessee unless and until such time as the Lessee shall notify the Credit Bank that any such agent no longer has the authority to act on behalf of the Lessee. Unless and until the Lessee notifies the Credit Bank otherwise, each of William T. Stackhouse and Karen C. Turner, acting alone, is hereby authorized by the Lessee to act as the Lessee's agent in accordance with this
SECTION 2.03.

         (f)  INTEREST RATE PROTECTION.

              (i) SUSPENSION OF LIBOR RATE LOANS. If, with respect to any Interest Period, the Credit Bank notifies the Lessee that the Applicable LIBOR Rate for such Interest Period will not adequately reflect the cost to the Credit Bank of maintaining any Remarketing
         Loans subject to such Interest Period, the obligation of the Credit Bank to continue to treat such Remarketing Loans as LIBOR Rate Loans for an additional Interest Period shall be suspended until the Credit Bank shall notify the Lessee that the circumstances causing such suspension no longer exist, and during the period of suspension such amounts shall be treated as Base Rate Loans and shall bear interest at the Base Rate as in effect from time to time, payable monthly in arrears on each Interest Payment Date during the period of suspension.

              (ii)  INCREASED  COSTS.  Subject to the  provisions of SECTION
         6.11 hereof, if, due to either (A) the introduction of or any change (including any change by way of imposition or increase of reserve requirements) in or in the interpretation of any law or regulation or
         (B) the compliance with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to the Credit Bank of agreeing to make or making, funding or maintaining any Remarketing Loan at the Applicable LIBOR Rate for any Interest Period, then the Lessor shall from time to time, upon demand by the Credit Bank, pay to the Credit Bank additional amounts sufficient to compensate the Credit Bank for such increased cost. A certificate in reasonable detail as to the amount of such increased cost, submitted to the Lessor, with a copy to the Lessee, by the Credit Bank, shall be conclusive and binding for all purposes, absent manifest error.

              (iii) ILLEGALITY. Notwithstanding any other provision of this Reimbursement Agreement, if the Credit Bank shall notify the Lessee that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for the Credit Bank to perform its obligations hereunder to make any Remarketing Loan at the Applicable LIBOR Rate for any Interest Period or to fund or maintain any Remarketing Loans at the Applicable LIBOR Rate for any Interest Period, (A) the obligation of the Credit Bank to continue the Remarketing Loans for an additional Interest Period shall be suspended until the Credit Bank shall notify the Lessee that the circumstances causing such suspension no longer exist and (B) during the period of suspension, the Remarketing Loans then outstanding shall be automatically converted to bear interest at a rate per annum equal to the Base Rate then and thereafter in effect from time to time, payable in arrears on the last day of each month during which the Base Rate applies.
                                      -6-

         (g) INTEREST ON OVERDUE AMOUNTS. If all or a portion of the principal amount of or interest on any Remarketing Loan shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall, without limiting the rights of the Credit Bank under ARTICLE V, bear interest at the Overdue Rate, but not exceeding the highest rate permitted by Applicable Law, in each case from the date of nonpayment until paid in full (as well after as before judgment).

         (h) DISCRETION OF CREDIT BANK AS TO MANNER OF FUNDING. Notwithstanding any provision of this Reimbursement Agreement to the contrary, the Credit Bank shall be entitled to fund and maintain its funding of all or any part of a Remarketing Loan in any manner it sees fit, subject in all respects to Applicable Law, it being understood however, that for the purposes of this Reimbursement Agreement all determinations hereunder shall be made as if the Credit Bank had actually funded and maintained each Remarketing Loan to which the Applicable LIBOR Rate applies during each Interest Period applicable thereto through the purchase of deposits having a maturity corresponding to such Interest Period and bearing an interest rate equal to the Applicable LIBOR Rate for such Interest Period.

         (i) MONTHLY PAYMENTS. As provided in the Lease, the Lessee is required to make monthly payments of Credit Rent on each Rent Payment Date to the Credit Bank. All payments of Credit Rent received by the Credit Bank shall be applied by it to reimburse the amount of Drawings under the Letter of Credit and to the payment of other amounts payable by the Lessor to the Credit Bank under this Reimbursement Agreement. All of such payments are required to be made by the required to be made by the
Lessee not later than the Rent Payment Date next preceding any Interest Payment Date. On the Business Day prior to any date on which principal, interest or Program Expenses payments are due with respect to the Notes, the Note Trustee is obligated to submit a Drawing on the Letter of Credit for the amount due. Thereafter, the Note Indenture requires the Note Trustee to immediately reimburse the Credit Bank for such Drawings from moneys available therefor in the Note Fund, including, without limitation, the Remarketing Proceeds Account of the Note Fund. If on any Rent Payment Date the Note Trustee has insufficient funds available in the Note Fund to fully reimburse the Credit Bank for the amount of such Principal, Interest and Program Expense Drawings corresponding to such payment, the difference between the amount available to be so paid to the Credit Bank from the Note Fund and the payment due shall be immediately due and payable by the Lessor to the Credit Bank. If the Lessor fails to make such payment when due (a "PAYMENT DEFICIENCY"), or, if and to the extent such payment is to be applied to the reimbursement of an Interest Drawing or a Program Expense Drawing, within five Business Days thereafter, the same shall constitute a Credit Event of Default under this Reimbursement Agreement and, without limitation of the foregoing, such amount shall bear interest at the Overdue Rate from and after the date such amount becomes due and payable hereunder. Such interest shall be payable upon demand of the Credit Bank, or, if demand is not made, monthly in arrears on the last day of each month. The collection of interest by the Credit Bank on any one or more occasions shall not constitute a waiver of the Credit Event of Default arising upon failure by the Lessor to make payment to the Credit Bank when due of the amounts with respect to which such interest accrues.

         (j) INTEREST RATE CHANGES. Any change in the Overdue Rate or the Base Rate resulting from a change in the Base Rate shall be effective on the effective date of the change in the Base

Rate. The Overdue Rate shall be computed on the basis of the actual number of days elapsed over a year of 360 days.

         (k) FEES AND EXPENSES. The Lessor hereby agrees to pay to the Credit Bank upon demand therefor sums equal to any and all amounts paid by the Credit Bank for reasonable charges and expenses (including reasonable attorneys' fees) attributable to the Lessor which the Credit Bank may pay or incur relative to the transfer, drawing upon, change in terms, maintenance, renewal, extension or cancellation of the Letter of Credit or to any payment by the Credit Bank thereunder. The Lessor hereby agrees to pay to the Credit Bank on demand sums equal to any and all amounts which the Credit Bank has paid or incurred (including reasonable attorneys' fees) relative to the Credit Bank's curing of any Event of Default resulting from the acts or omissions of the Lessor under this Agreement or under the Operative Documents.

         (l) FINAL PAYMENT. Subject to the provisions of SECTION 6.10, the Lessor hereby absolutely, unconditionally and irrevocably agrees to pay all amounts due to the Credit Bank pursuant to the provisions of this Reimbursement Agreement, the Borrower Promissory Note and the Operative Documents, including without limitation, amounts payable pursuant to SECTIONS 2.02 and 2.03 hereof, on the Expiration Date, or at such earlier time as may be provided for herein.

         (m) DISCHARGE OF OBLIGATIONS UPON PAYMENT UNDER THE BORROWER PROMISSORY NOTE. Payments made under the Borrower Promissory Note received by
the  Credit  Bank  shall   discharge   the  Lessor's   obligations   under  this
Reimbursement Agreement to the extent of such payments.

         Section 2.04. PAYMENT ON NON-BUSINESS DAYS. Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Business Day, such payment may be made on the preceding Business Day, but in no event shall be made later than the next succeeding Business Day with interest (if such payment accrues interest) continuing to accrue thereon until such payment is made.

         Section 2.05. OPERATIVE DOCUMENTS. As security for all of the Lessor's obligations to the Credit Bank under this Agreement, and any and all other obligations, agreements, or indebtedness between the Lessor and the Credit Bank, the Lessor shall execute and deliver and cause the Guarantor to execute and deliver on the date hereof the Operative Documents required to be executed and delivered as one of the conditions precedent to the obligation of the Credit Bank to issue the Letter of Credit.

         Section 2.06. PLEDGE OF REMARKETING NOTES.

         (a) As security for the payment and performance of all obligations of the Lessor to the Credit Bank hereunder and under the Borrower Promissory Note and the Security Documents, the Lessor hereby agrees that upon the making of a Remarketing Drawing with respect to the Notes, the Note Trustee shall cause to be registered with the Depository in the name of the Credit Bank, as its designee, as requested by the Credit Bank, and transferred to a separate Depository account of the Note Trustee, as custodian, the Notes free and clear of all other liens and encumbrances in an aggregate principal amount equal to the amount of such Remarketing Drawing with respect to the Notes, less (i) any portion of such Remarketing Drawing representing interest on the Notes so transferred, and (ii) the amount the Credit Bank is reimbursed by 2:00 p.m. Columbus, Ohio time on the date of such Remarketing Drawing (the "Pledged Notes"), and the Lessor hereby grants, and consents to the grant of, a security interest in the Pledged Notes and in the proceeds thereof to the Credit Bank. Pledged Notes registered with the Depository in the name of the Credit Bank shall be for the benefit of the Lessor as pledgor and the Credit Bank as pledgee. If a Depository is not used, the Lessor agrees that the Remarketing Agent shall deliver such Pledged Notes to the Note Trustee and the Note Trustee shall register such Pledged Notes in the name of the Credit Bank for the benefit of the Lessor, as pledgor and in the name of the Credit Bank as pledgee with Credit Bank's endorsement of the Pledged Notes to the order of the Credit Bank, and deliver such Pledged Notes to the Credit Bank or its designated custodian.

         (b) The Lessor further agrees to the Note Trustee entering into its registration books as the address to which payments of interest with respect to Pledged Notes are to be sent, the Credit Bank's address for notices pursuant to
Section 7.04 hereof as in effect from time to time.

         (c) If the Lessor shall become entitled to receive or shall receive any Pledged Notes, any payment of interest with respect to the Pledged Notes from the Note Trustee, or any and all other proceeds thereof, it shall accept any such items as the Credit Bank's agent, shall hold them in trust for the Credit Bank, and shall deliver them forthwith to the Credit Bank in the exact form received, with the Lessor's endorsement to the order of the Credit Bank when necessary, to be held by the Credit Bank, subject to the terms hereof, as security for the payment and performance of all obligations of the Lessor hereunder, under the Borrower Promissory Note and under the Security Documents, except that the Credit Bank shall credit all payments and proceeds received by the Credit Bank directly against the Lessor's obligations under Sections 2.02 and 2.03 of this Agreement.

         (d) All principal and interest paid on the Pledged Notes shall be retained by the Credit Bank (or if received by the Lessor shall be forthwith delivered by it to the Credit Bank in the original form received) and applied by the Credit Bank to the payment of amounts due the Credit Bank from the Lessor hereunder, under the Borrower Promissory Note and under the Security Documents.

         (e) If the Lessor makes or causes to be made to the Credit Bank a prepayment or payment of a Remarketing Drawing pursuant to Section 2.03 hereof, or the Remarketing Agent resells Pledged Notes on behalf of the Lessor, the Credit Bank agrees to release from the lien of this Agreement and to instruct the Note Trustee by telephone (confirmed in writing) to cause the appropriate transfer of Pledged Notes on the books of the Depository (or, if a Depository is not used, to deliver to the Lessor or the Remarketing Agent, as the case may be, Pledged Notes endorsed in blank without recourse) in an aggregate principal amount equal to the amount of such prepayment or payment with respect to principal so made, or the principal amount of the Pledged Notes so resold to the extent that the proceeds of such resale are delivered to the Credit Bank. Any such payment or prepayment of the Remarketing Drawing shall constitute a payment or prepayment of the Borrower Promissory Note for all purposes hereof and of the Borrower Promissory Note.

         (f) In addition to the rights and remedies granted to the Credit Bank in this Agreement, the Credit Bank shall have all of the rights and remedies of a secured party under the applicable

Uniform Commercial Code and such other rights and remedies as are granted to a secured party in similar situations to the extent of the security interest granted under paragraph (a) above. In addition, if Pledged Notes are issued in "book entry form", the Credit Bank shall be a "Registered Pledgee" as defined by, and having the rights designated by Article 8 and Article 9 of New York and, if applicable, Ohio Uniform Commercial Code.

         (g) The Lessor shall be liable for the deficiency if the proceeds of any sale or other disposition of the Pledged Notes by the Credit Bank are insufficient to pay all amounts to which the Credit Bank is entitled, including principal and interest as provided herein, and the reasonable fees and expenses of any outside attorneys employed by the Credit Bank to collect such deficiency.

                                   ARTICLE III
      RECEIPT, DISTRIBUTION AND APPLICATION OF CERTAIN PAYMENTS IN RESPECT
                          OF LEASE AND LEASED PROPERTY

         Section 3.01.     DISTRIBUTION AND APPLICATION OF RENT PAYMENTS.

         (a) BASIC RENT. Each payment of Basic Rent (and any payment of interest on overdue installments of Basic Rent) received by the Credit Bank shall be applied by the Credit Bank, or caused to be applied, in the following order of priority:

              FIRST, to the Credit Bank for unreimbursed Interest Drawings and Program Expense Drawings on the Letter of Credit and for unpaid Letter of Credit Fees;

              SECOND, to the Credit Bank for unreimbursed Principal Drawings on the Letter of Credit;

              THIRD, to the Note Trustee for any amounts then due and unpaid under the Borrower Promissory Note; and


              FOURTH, to the order of the Lessor, in an amount equal to the sum of all accrued and unpaid Contribution Return then due.

         (b) SUPPLEMENTAL RENT. Each payment of Supplemental Rent received by the Credit Bank shall be paid to or upon the order of the Person owed the same.

         Section 3.02. DISTRIBUTION AND APPLICATION OF CERTAIN PAYMENTS. Upon the Credit Bank's receipt of the net proceeds for a consummated sale of any Property, or all of the Leased Property, in connection with the exercise of the Purchase Option by the Lessee under SECTION 15.1 of the Lease or the Purchase Obligation under SECTION 15.2 of the Lease, or its receipt of insurance proceeds or other payments in respect of an Event of Loss or Event of Taking in respect of all the Leased Property, the Credit Bank shall apply or cause the same to be applied in the following order of priority:

              FIRST, to the Credit Bank for unreimbursed Interest Drawings and Program Expense Drawings on the Letter of Credit and unpaid Letter of Credit Fees;

              SECOND, to the Credit Bank for unreimbursed Principal Drawings under the Letter of Credit;

              THIRD, to the Note Trustee for any amounts then due and unpaid under the Borrower Promissory Note;

              FOURTH, to the Lessor in an amount up to the sum of (i) all accrued and unpaid Contribution Return as of the date of payment, plus (ii) the outstanding balance of the Contribution, plus (iii) the unpaid portion of the Lease Balance; and

              FIFTH, to the Person entitled thereto, any unpaid Supplemental
              Rent.

Any remaining amount shall, so long as there shall exist no outstanding Event of Default, be paid to Lessee.

         Section 3.03. DISTRIBUTION AND APPLICATION OF LESSEE'S PAYMENT OF RECOURSE DEFICIENCY AMOUNT UPON EXERCISE OF REMARKETING OPTION. The payment by the Lessee of the Recourse Deficiency Amount to the Credit Bank on the Scheduled Termination Date, in accordance with SECTION 15.6 or 15.7 of the Lease upon the Lessee's exercise of the Remarketing Option, shall be applied by the Credit Bank as follows:

              FIRST, to the Credit Bank for unreimbursed Interest Drawings and Program Expense Drawings on the Letter of Credit and unpaid Letter of Credit Fees;

              SECOND, to the Credit Bank for unreimbursed Principal Drawings under the Letter of Credit;

              THIRD, to the Note Trustee for any amounts then due and unpaid under the Borrower Promissory Note;

              FOURTH, to the Lessor in an amount up to the sum of (i) all accrued and unpaid Contribution Return as of the date of payment, plus (ii) the outstanding balance of the Contribution, plus (iii) the unpaid portion, if any, of the Lease Balance; and

              FIFTH, to the Persons entitled thereto, any unpaid Supplemental Rent.

         Section 3.04. DISTRIBUTION AND APPLICATION OF REMARKETING PROCEEDS OF LEASED PROPERTY. Any payments received by the Credit Bank as proceeds from the sale of the Leased Property sold pursuant to the Lessee's exercise of the Remarketing Option pursuant to SECTION 15.6 or 15.7 of the Lease, shall be distributed by the Credit Bank as promptly as possible (it being understood that any such payment received by the Lessor shall be immediately distributed to the Credit Bank) in the following order of priority:

              FIRST, to the Credit Bank for unreimbursed Interest Drawings and Program Expense Drawings on the Letter of Credit and unpaid Letter of Credit Fees;

              SECOND, to the Credit Bank for unreimbursed Principal Drawings under the Letter of Credit;

              THIRD, to the Note Trustee for any amounts then due and unpaid under the Borrower Promissory Note;

              FOURTH, to the Lessor in an amount up to the sum of (i) all accrued and unpaid Contribution Return as of the date of payment, plus (ii) the outstanding balance of the Contribution, plus (iii) the unpaid portion, if any, of the Lease Balance;

              FIFTH, to the Persons entitled thereto, any unpaid Supplemental Rent; and

              SIXTH, (i) if sold by the Lessee pursuant to SECTION 15.6 of the Lease, the remaining balance of such proceeds of sale, if any, shall be paid to the Lessee, and (ii) otherwise, to the Lessor.

         Section 3.05. DISTRIBUTION AND APPLICATION OF PAYMENTS RECEIVED WHEN AN EVENT OF DEFAULT EXISTS OR HAS CEASED TO EXIST FOLLOWING REJECTION OF THE LEASE. Any payments received by the Lessor or the Credit Bank when an Event of Default exists (or has ceased to exist by reason of a rejection of the Lease in a proceeding with respect to the Lessee described in ARTICLE XIII(g) of the Lease), as either or both:

              (i) proceeds from the sale of any or all of the Leased Property sold pursuant to the exercise of the Lessor's remedies pursuant to ARTICLE XIV of the Lease; or

              (ii) proceeds of any amounts from any insurer or any Governmental Authority in connection with an Event of Loss or Event of Taking;

shall, if received by Lessor, be paid to the Credit Bank as promptly as possible, and shall, if and when received by the Credit Bank, be distributed or applied by the Credit Bank in the following order of priority:

              FIRST, to the Credit Bank for any amounts expended by it in connection with the Leased Property or the Operative Documents and not previously reimbursed to it;

              SECOND, to the Credit Bank for unreimbursed Interest Drawings and Program Expense Drawings on the Letter of Credit and unpaid Letter of Credit Fees;

              THIRD, to the Credit Bank for unreimbursed Principal Drawings under the Letter of Credit;

              FOURTH, to the Lessor in an amount up to the sum of (i) all accrued and unpaid Contribution Return as of the date of payment, plus (ii) the outstanding principal balance of the Contribution;

              FIFTH, to the Note Trustee for any amounts then due and unpaid under the Borrower Promissory Note;

              SIXTH, to the Lessor, any unpaid Supplemental Rent or unpaid portion of the Lease Balance; and

              SEVENTH, on and after the payment in full of all Letter of Credit Liabilities, all amounts due and payable under the Borrower Promissory Note not paid by Drawings under the Letter of Credit, and any remaining amounts of the Lease Balance, such amounts shall be paid over to the Lessor and shall be distributed by the Lessor first, to the Lessor for application to any unpaid amounts owing to the Lessor under the Operative Documents, and second, to the Person or Persons legally entitled thereto, the excess, if any.

         Section 3.06. DISTRIBUTION OF OTHER PAYMENTS. All payments under
SECTION 7.6 of the Participation Agreement shall be made first, to the Credit Bank until all unreimbursed Drawings, Letter of Credit Liabilities and Letter of Credit Fees have been paid in full, and second, to Lessor who shall be entitled to retain all such remaining amounts. Except as otherwise provided in this
ARTICLE III, any payment received by the Lessor which is to be paid to the Credit Bank pursuant hereto or for which provision as to the application thereof is made in an Operative Document but not elsewhere in this Section shall, if received by Lessor, be received by it in trust and paid forthwith to the Credit Bank and when received shall be distributed forthwith by the Credit Bank to the Person and for the purpose for which such payment was made in accordance with the terms of such Operative Document.

         Section 3.07. REIMBURSEMENT ACCOUNT. If on any date the Credit Bank shall receive any payments of Basic Rent, or any Qualified Payment, the Credit Bank shall deposit the amount received (a) if no Event of Default shall have occurred and remain outstanding, in the Reimbursement Account or (b) if an Event of Default shall have occurred and remain outstanding, in accordance with
SECTION 3.05 hereof. The Credit Bank hereby establishes a separate, blocked trust account for the benefit of the Lessor and as security for the payment of Letter of Credit Liabilities (the "REIMBURSEMENT ACCOUNT"). Pending application as herein provided, such funds shall be invested in Permitted Investments as directed by the Lessee. Interest earned on the moneys held in the Reimbursement Account shall be for the account of the Lessee and shall be paid to and deposited by the Credit Bank in the Reimbursement Account. Funds held in the Reimbursement Account shall be withdrawn and applied by the Credit Bank on each Interest Payment Date to the reimbursement of unreimbursed Drawings and the payment of Letter of Credit Fees.

                                   ARTICLE IV
                  THE LESSOR; EXERCISE OF REMEDIES UNDER LEASE

         Section 4.01. COVENANTS OF LESSOR. So long as either or both of the Borrower Promissory Note and/or any Letter of Credit Liabilities remain outstanding and unpaid, or any other amount is owing to Credit Bank hereunder or under the other Operative Documents, the Lessor shall promptly pay all amounts payable by it under this Reimbursement Agreement and the Borrower Promissory

Note in accordance with the terms hereof and thereof and shall duly perform each of its obligations under this Reimbursement Agreement, the Borrower Promissory Note and the Operative Documents. The Lessor agrees to provide to the Credit Bank a copy of each estoppel certificate that the Lessor proposes to deliver pursuant to SECTION 18.13 of the Lease at least five (5) days prior to such delivery and to make any corrections thereto reasonably requested by the Credit Bank prior to such delivery. The Lessor shall keep the Leased Property free and clear of all Lessor Liens. The Lessor shall not reject any sale of the Leased Property pursuant to SECTION 15.6 of the Lease unless (a) an Event of Default shall have occurred and remain outstanding, (b) the Lease Balance exceeds the sum of the net proceeds of such sale plus the Recourse Deficiency Amount or (c) the Credit Bank consents to such rejection. In the event that the Credit Bank directs the Lessor to reject any sale of the Leased Property pursuant to SECTION 15.6(xi) of the Lease, or the Credit Bank, acting through the power granted in the Assignment of Lease and Rents, rejects such sale in the name of the Lessor, the Lessor agrees to take such action as Credit Bank reasonably requests to effect a sale or other disposition of the Leased Property. The Lessor shall reject any offer to purchase the Leased Property received pursuant to SECTION
15.6 of the  Lease at the  direction  of the  Credit  Bank as  provided  in said
Section.

         Section 4.02. LESSOR OBLIGATIONS NONRECOURSE; PAYMENT FROM CERTAIN LEASE OBLIGATIONS AND CERTAIN PROCEEDS OF LEASED PROPERTY ONLY. All payments to be made by the Lessor in respect of the Letter of Credit Liabilities, the Borrower Promissory Note, the Note Indenture, the Security Documents, the Letter of Credit and this Reimbursement Agreement shall be made only from certain payments received under the Lease and proceeds of the Leased Property and only to the extent that the Lessor or the Credit Bank shall have received sufficient payments from such sources to make payments in respect of the Borrower Promissory Note, reimbursement of Drawings under the Letter of Credit and repayment of the Contribution, in accordance with ARTICLE III hereof. The Credit Bank agrees that it will look solely to such sources of payments to the extent available for distribution to the Credit Bank as herein provided and that none of the Lessor, or any of its partners, or Cornerstone Capital Corporation, or the Issuer, or any of their respective organizers, incorporators, stockholders, partners, members, directors, managers, employees, officers or agents, shall be personally liable to the Credit Bank for any amount payable hereunder or under the Borrower Promissory Note. Except to the extent of such revenues and rents payable pursuant to the Lease or such proceeds from the sale or other disposition of the Leased Property, nothing in this Reimbursement Agreement, the Borrower Promissory Note or any other Operative Document shall be construed as creating any liability (other than for willful misconduct) of the Lessor to pay any sum or to perform any covenant, either express or implied, in or pursuant to this Reimbursement Agreement, the Borrower Promissory Note or any other Operative Document (all such liability, if any, being expressly waived by the Credit Bank). The Credit Bank, on behalf of itself and its successors and assigns, agrees in the case of any liability of the Lessor hereunder or under any of the Operative Documents (except for such liability attributable to its willful misconduct) that it will look solely to those certain payments received under the Lease and those certain proceeds of the Leased Property; provided, however, that the Lessor (but not its partners, the Issuer or Cornerstone Capital Corporation, or any of their respective organizers, incorporators, stockholders, partners, members, managers, directors, employees, officers and agents) shall in any event be liable with respect to (i) the removal of Lessor's Liens or liabilities, (ii) the Lessor's willful misconduct or (iii) failure to turn over payments the Lessor has received in accordance with ARTICLE III; and provided, further that the foregoing exculpation of the Lessor shall not be deemed to be an exculpation of the Lessee or any other Person.

         Section 4.03.     EXERCISE OF REMEDIES UNDER LEASE.

         (a) EVENT OF DEFAULT. With respect to any Event of Default as to which notice thereof by the Lessor to the Lessee is a requirement to cause the underlying Default to become an Event of Default, the Lessor shall not at any time give such notice except upon receipt of instructions from the Credit Bank; PROVIDED, HOWEVER, that the Lessor agrees to give such notice to the Lessee promptly upon receipt of a written request by the Credit Bank, and irrevocably authorizes the Credit Bank to give any such notice on Lessor's behalf.

         (b) ACCELERATION OF LEASE BALANCE. When an Event of Default has occurred and remains outstanding, the Lessor, upon the direction of the Credit Bank, shall exercise remedies under ARTICLE XIV of the Lease to demand payment in full of the Lease Balance by the Lessee (a "LEASE BALANCE ACCELERATION"). Following a Lease Balance Acceleration, the Lessor shall consult with the Credit Bank regarding actions to be taken in response to such Event of Default. The Lessor shall not, without the prior written consent of Credit Bank, and shall (subject to the provisions of this Section), if so directed by the Credit Bank, do any of the following: commence eviction or foreclosure proceedings, or file a lawsuit against the Lessee under the Lease, or sell the Leased Property, or exercise other remedies against the Lessee under the Operative Documents in respect of such Event of Default; PROVIDED, HOWEVER, that any payments received by the Lessor shall be immediately paid over to the Credit Bank and distributed in accordance with ARTICLE III. Notwithstanding any such consent, direction or approval by the Credit Bank of any such action or omission, the Lessor shall have no obligation to follow such direction if the same would, in the Lessor's reasonable judgment, require the Lessor to expend its own funds or expose the Lessor to liability, expense, loss or damages unless and until the Credit Bank advances to the Lessor an amount or offers the Lessor an indemnity in an amount, in either case, which is sufficient, in Lessor's reasonable judgment, to cover such liability, expense, loss or damage. Lessor agrees that an indemnity of the Credit Bank that is unlimited in amount shall be acceptable. Notwithstanding the foregoing, on and after the Release Date, the Credit Bank shall have no rights to the Leased Property or any proceeds thereof, the Credit Bank shall have no rights to direct or give consent to any actions with respect to the Leased Property and the proceeds thereof, the Lessor shall have absolute discretion as to the exercise of remedies with respect to the Leased Property, and the proceeds thereof, including, without limitation, any foreclosure or sale of the Leased Property, and the Lessor shall have no liability to the Credit Bank with respect to the Lessor's actions or failure to take any action with respect to the Leased Property.

                                    ARTICLE V
                       CREDIT EVENTS OF DEFAULT; REMEDIES

         Section 5.01. CREDIT EVENTS OF DEFAULT. Each of the following events shall constitute a Credit Event of Default (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any Governmental Authority), and each such Credit Event of Default shall continue so long as, but only as long as, it shall not have been remedied:

         (a) The Lessor shall fail to pay to the Credit Bank for distribution in accordance with the provisions of ARTICLE III any amount received by the Lessor pursuant to the Lease or the Participation Agreement, if and to the extent that the Credit Bank is entitled to such amount or a portion thereof, and such failure is not remedied for a period of four days following the giving of written notice of such failure to the Lessor, the Guarantor and the Lessee;

         (b) There shall have occurred and be continuing an Event of Default under the Lease or under the Guaranty;

         (c) The Lessor shall fail to pay to the Credit Bank any amount which the Lessee is required, pursuant to the Operative Documents, to pay to the Credit Bank but erroneously pays to the Lessor, and such failure is not remedied for a period of four days following the giving of written notice of such failure to the Lessor, the Guarantor and the Lessee;

         (d) The default by Lessor in the making of (i) any payment in respect of the Borrower Promissory Note, the Letter of Credit Liabilities or this Reimbursement Agreement for a period of four days following the giving of written notice of such default to the Lessor, the Guarantor and the Lessee (other than a default in the payment of such amounts due on or after the Scheduled Termination Date), or (ii) any payment in respect of the Borrower
Promissory Note, the Letter of Credit Liabilities or this Reimbursement Agreement due on or after the Scheduled Termination Date;

         (e) The default in any material respect by the Lessor in the performance of any other covenant or condition herein, or by the Lessor or the Issuer, respectively, in any other Operative Document to which the Lessor or the Issuer, respectively, is a party, which failure shall continue unremedied for 30 days after receipt by the Lessor, the Guarantor and the Lessee (and by the Issuer in the case of such default by the Issuer) of written notice thereof from the Credit Bank;

         (f) The Lessor or the Issuer shall (i) admit in writing its inability to pay its debts generally as they become due, (ii) file a petition under any Bankruptcy Laws, (iii) make a general assignment for the benefit of its creditors, (iv) consent to the appointment of a receiver of itself or the whole or any substantial part of its property, (v) fail to cause the discharge of any custodian, trustee or receiver appointed for the Lessor or the whole or a substantial part of its property within 60 days after such appointment, or (vi) file a petition or answer seeking or consenting to reorganization under any Bankruptcy Laws;

         (g) Insolvency proceedings or a petition under any Bankruptcy Laws shall be filed against the Lessor or the Issuer and not dismissed within 60 days from the date of its filing, or a court of competent jurisdiction shall enter an order or decree appointing, without the consent of the Lessor or the Issuer, respectively, a receiver of the Lessor or the Issuer, respectively, or the whole or a substantial part of any of its respective property and such order or decree shall not be vacated or set aside within 60 days from the date of the entry thereof;

         (h) Any representation or warranty of the Lessor or the Issuer contained in any Operative Document or in any certificate required to be delivered thereunder shall prove to have been incorrect in a material respect when made and shall not have been cured within 30 days of receipt by the Lessor, the Guarantor and the Lessee (and by the Issuer in the case of such default by the Issuer) of written notice thereof from the Credit Bank.

         Section 5.02.     CREDIT EVENT OF DEFAULT; REMEDIES.

         (a) When a Credit Event of Default has occurred and is continuing, and shall not have been specifically waived pursuant to SECTION 6.01 hereof, the Credit Bank may do any one or more of the following:

              (i) Direct the Trustee to accelerate the maturity of the Notes and to draw so much of the Letter of Credit as is available to be drawn upon for the payment of the aggregate principal balance of the Notes and all accrued interest thereon in full; and

              (ii)     Declare  the   principal  of  all  amounts  owing  under
         the Borrower Promissory Note, the Letter of Credit Liabilities, and all other amounts owed under this Reimbursement Agreement and the Operative Documents (including any amounts drawn under the Letter of Credit as the result of a notice from the Credit Bank to the Trustee as provided in subparagraph (i) above) and all other indebtedness of the Lessor to the Credit Bank, together with interest thereon, to be forthwith due and payable, regardless of any other specified maturity or due date, without notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor, or other notices or demands of any kind or character, and without the necessity of prior recourse to any security; and

              (iii) Exercise any or all of the rights and powers and pursue any and all of the remedies available to it hereunder, under the Borrower Promissory Note, the Mortgages, and the Assignment of Lease and Rents, and shall have and may exercise any and all rights and remedies available under the UCC or any other provision of law or in equity, subject, however, to the rights of the Lessee under the Non-Disturbance and Attornment Agreements.

         (b) Notwithstanding the provisions of SECTION 4.03, when a Credit Event of Default has occurred and is continuing, the Credit Bank shall have the right and power to exercise all rights of the Lessor under the Lease pursuant to the terms and in the manner provided for in the Assignment of Lease and Rents and in the Mortgages.

         (c) Except as expressly provided above, no remedy under this Section is intended to be exclusive, but each shall be cumulative and in addition to any other remedy provided under this Section or under the other Operative Documents or otherwise available at law or in equity. The exercise by the Credit Bank of any one or more of such remedies shall not preclude the simultaneous or later exercise of any other remedy or remedies. No express or implied waiver by the Credit Bank of any Credit Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Credit Event of Default. The failure or delay of the Credit Bank in exercising any rights granted it hereunder or under any of the other Operative Documents upon any occurrence of any of the contingencies set forth herein shall not constitute a waiver of any such right upon the continuation or recurrence of any such contingencies or similar contingencies and any single or partial exercise of any particular right by the Credit Bank shall not exhaust the same or constitute a waiver of any other right provided herein or in any of the other Operative Documents.

                                   ARTICLE VI
                                  MISCELLANEOUS

         Section 6.01. AMENDMENTS AND WAIVERS. Neither this Reimbursement Agreement, the Borrower Promissory Note nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of
SECTION 8.4 of the Participation Agreement.

         Section 6.02. NOTICES. Unless otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be given in accordance with SECTION 8.2 of the Participation Agreement. All notices, requests, demands or other communications required to be given to the Note Trustee hereunder shall be given in accordance with the Note Indenture.

         Section 6.03. NO WAIVER; CUMULATIVE REMEDIES. No failure to exercise and no delay in exercising, on the part of the Credit Bank, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

         Section 6.04. SUCCESSORS AND ASSIGNS. This Reimbursement Agreement shall be binding upon and inure to the benefit of the Lessor, the Credit Bank and their respective successors and permitted assigns. The Credit Bank may assign to any financial institution all or any part of, or any interest (undivided or divided) in, its rights and benefits under this Reimbursement Agreement, and to the extent of that assignment such assignee shall have the same rights and benefits against the Lessor hereunder as it would have had if such assignee were the Credit Bank, PROVIDED, HOWEVER, that no such assignment by the Credit Bank shall affect or alter the Letter of Credit or the obligations of the Credit Bank thereunder, and PROVIDED FURTHER, that without the consent of the Lessee, the Credit Bank shall not assign more than 50% of its economic interest in and under the Letter of Credit, this Reimbursement Agreement and the other Operative Documents.

         Section 6.05. COUNTERPARTS. This Reimbursement Agreement may be executed in any number of counterparts as may be convenient or necessary, and it shall not be necessary that the signatures of all parties hereto or thereto be contained on any one counterpart hereof or thereof. Additionally, the parties hereto agree that for purposes of facilitating the execution of this Reimbursement Agreement, (a) the signature pages taken from separate individually executed counterparts of this Reimbursement Agreement may be combined to form multiple fully executed counterparts and (b) a facsimile transmission shall be deemed to be an original signature. All executed counterparts of this Reimbursement Agreement shall be deemed to be originals, but all such counterparts taken together or collectively, as the case may be, shall constitute one and the same agreement.

         Section 6.06. GOVERNING LAW. THIS REIMBURSEMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS REIMBURSEMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF GEORGIA.

         Section 6.07. SURVIVAL AND TERMINATION OF AGREEMENT. All covenants, agreements, representations and warranties made herein and in any certificate, document or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Reimbursement Agreement and the Borrower Promissory Note and shall continue in full force and effect so long as the Borrower Promissory Note or any amount payable to Credit Bank under or in connection with this Reimbursement Agreement or the Borrower Promissory Note is unpaid.

         Section 6.08. ENTIRE AGREEMENT. This Reimbursement Agreement and the other Operative Documents set forth the entire agreement of the parties hereto with respect to its subject matter, and supersede all previous understandings, written or oral, with respect thereto.

         Section 6.09. SEVERABILITY. The parties hereto intend and believe that each provision in this Agreement comports with all applicable local, state and Federal laws and judicial decisions. However, if any provision or provisions, or if any portion of any provision or provisions, in this Agreement are found by a court of law to be in violation of any applicable local, state or Federal ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such portion, provision or provisions of this Agreement to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of the parties hereto that such portion, provision or provisions shall be given force and effect to the fullest possible extent, that the remainder of this Agreement shall be construed as if such provision or provisions were not contained herein and that the rights, obligations and interests of the parties under the remainder of this Agreement shall continue in full force and effect.

         Section 6.10.  NO RECOURSE; LIABILITY OF LESSOR LIMITED.

         (a) Except as provided in SECTION 4.02 hereof, no recourse shall be had for any claims under this Reimbursement Agreement against any organizer, incorporator, shareholder, partner, member, manager, officer, or director, past, present or future, of the Lessor or its Affiliates, or against Cornerstone Capital Corporation, either directly or through the Lessor or any of its partners, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by acceptance hereof and as part of the consideration for the acceptance hereof, expressly waived and released.

         (b) Except as otherwise expressly provided below in this Section, it is expressly understood and agreed by and between Credit Bank, Lessor and their respective successors and assigns that nothing herein contained shall be construed as creating any personal liability of Lessor or any of its Affiliates, or any of their respective organizers, incorporators, stockholders, partners, members, managers, officers, directors, employees or agents, individually or personally, to perform any covenant, either express or implied, contained herein, all such personal liability, if any, being expressly waived by Credit Bank and by each and every Person now or hereafter claiming by, through or under Credit Bank, and that, so far as Lessor or any of its Affiliates, or any of their respective organizers, incorporators, stockholders, partners, members, managers, officers, directors, employees or agents, individually or personally, are concerned, Credit Bank and any Person claiming by, through or under Credit Bank shall look solely to, and the liability of Lessor hereunder shall be limited to, the right, title and interest of Lessor in the Lease and the Rent payable thereunder, the Leased Property, any proceeds from Lessor's sale or encumbrance thereof, and any Awards or Loss Proceeds (PROVIDED, HOWEVER, that Credit Bank shall not be entitled to any double recovery) for the performance of any obligation under this Agreement and under the Operative Documents and the satisfaction of any liability arising therefrom.

         Section 6.11. LIMITATION ON INTEREST. Any provision to the contrary contained in this Reimbursement Agreement or in any of the other Operative
Documents notwithstanding, it is expressly provided that in no case or event shall the aggregate of (i) all interest payable by the Lessee or the Lessor and
(ii) the aggregate of any other amounts accrued or paid pursuant to this Reimbursement Agreement or any of the other Operative Documents, which under applicable laws are or may be deemed to constitute interest, ever exceed the maximum rate of interest which could lawfully be contracted for, charged or received. In this connection, it is expressly stipulated and agreed that it is the intent of the Lessee, the Lessor and the Credit Bank to contract in strict compliance with the applicable usury laws of the State and of the United States (whichever permit the higher rate of interest) from time to time in effect. In furtherance thereof, none of the terms of this Reimbursement Agreement or any of the other Operative Documents shall ever be construed to create a contract to pay, as consideration for the use, forbearance or detention of money, interest at a rate in excess of the maximum contract interest rate permitted to be contracted for, charged or received by the applicable laws of the United States or the State (whichever permit the higher rate of interest). The Lessee, the Lessor and any other parties now or hereafter becoming liable for payment of any indebtedness under this Reimbursement Agreement or any other Operative Documents shall never be liable for interest in excess of the maximum rate that may be lawfully contracted for or charged under the laws of the State and of the United States (whichever permit the higher rate of interest). If under any circumstances the aggregate amounts paid include amounts which by law are deemed interest which would exceed the maximum amount of interest which could lawfully have been contracted for, charged or received, the parties stipulate that such amounts will be deemed to have been paid as a result of an error on the part of the parties, and the party receiving such excess payment shall promptly, upon discovery of such error or upon notice thereof from the party making such payment, refund the amount of such excess or at the Credit Bank's option, credit such excess against any unpaid principal balance owing. To the maximum extent permitted by applicable law, all amounts contracted for, charged or received for the use, forbearance, or detention of money shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of the Letter of Credit. The provisions of this Section shall control all of the Operative Documents.

         Section 6.12.  SUBMISSION TO JURISDICTION;  WAIVERS. Subject to SECTION
6.13 hereof, each party hereto hereby irrevocably and unconditionally (i) submits for itself and its property in any legal action or proceeding relating to this Reimbursement Agreement or any other Operative Document, or for recognition  and  enforcement  of  any  judgment  in  respect  thereof,  to  the non-
exclusive general jurisdiction of the courts of the State of Georgia, the courts of the United States of America for the Northern District of Georgia and appellate courts from any thereof, (ii) consents that any such action or proceedings may be brought to such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same, (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party at its address set forth in SECTION 8.2 of the Participation Agreement or at such other address of which the other parties hereto shall have been notified pursuant to SECTION 8.2 of the Participation Agreement, and (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law. EACH PARTY, TO THE EXTENT PERMITTED BY LAW, HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, AMONG OR BETWEEN THE PARTIES HERETO ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THE PARTIES IN CONNECTION WITH THIS REIMBURSEMENT AGREEMENT, ANY OTHER OPERATIVE DOCUMENT OR ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO. THIS WAIVER SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY THE CREDIT BANK'S ABILITY TO PURSUE ANY REMEDIES CONTAINED IN THIS REIMBURSEMENT AGREEMENT, OR THE OTHER OPERATIVE DOCUMENTS. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE CREDIT BANK TO PROVIDE THE LOAN PURSUANT TO THIS REIMBURSEMENT AGREEMENT.

         Section 6.13.  [RESERVED]

         Section 6.14. PAYMENTS AND COMPUTATIONS. The Lessor shall make each of its payments due under this Agreement not later than 12:30 p.m. (Atlanta, Georgia, time) on the date when due in lawful money of the United States of America to the Credit Bank at its address referred to in Section 6.02 hereof in immediately available funds. The Lessor hereby authorizes the Credit Bank, if and to the extent payment is not made when due hereunder, to charge from time to time against the Lessor's account with the Credit Bank any amount so due. Except as otherwise specifically provided in this Agreement, computations of interest and fees hereunder shall be made by the Credit Bank on the basis of a year of 360 days and the actual number of days (including the first day but excluding the last day) elapsed. Where the character or amount of any asset, liability or item of income or expense is required to be determined, or any consolidation or other accounting computation is required to be made, for the purpose of this Reimbursement Agreement, such determination or calculation shall, to the extent applicable and except as otherwise specified herein, be made in accordance with GAAP.

         Section 6.15.  SETOFF.

         (a) In addition to any rights and remedies of the Credit Bank provided by law, the Credit Bank shall have the right, without prior notice to the Lessor, any such notice being expressly waived by the Lessor to the extent permitted by applicable law, on the occurrence of any Credit Event of Default, to set off and apply against any indebtedness, whether matured or unmatured, of the Lessor to the Credit Bank, any amount owing from the Credit Bank to the Lessor (whether matured or unmatured), at or at any time after the happening of any such Credit Event of Default, and such right of setoff may be exercised by the Credit Bank against the Lessor or against a debtor-in-possession, assignee for the benefit of creditors, receiver or execution, judgment or attachment creditor of the Lessor, or against anyone else claiming through or against the Lessor or such debtor-in-possession, assignee for the benefit of creditors, receiver or execution, judgment or attachment creditor, notwithstanding the fact that such right of set off shall not have been exercised by the Credit Bank before the occurrence of any such Credit Event of Default. The Credit Bank agrees promptly to notify the Lessor after any such setoff and application made by the Credit Bank, PROVIDED THAT failure to give such notice shall not affect the validity of such setoff and application.

         (b) Notwithstanding the provisions of paragraph (a) of this SECTION 6.15, the Credit Bank hereby agrees to waive the exercise of such right of set off and application with respect to the Lessor's obligations existing under this Agreement at any time after commencement of a case in bankruptcy or reorganization naming the Lessor as debtor.

         Section 6.16. FURTHER ASSURANCES. The Lessor agrees to do such further acts and things and to execute and deliver to the Credit Bank such additional assignments, agreements, powers and instruments, as the Credit Bank may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to better assure and confirm unto the Credit Bank its rights, powers and remedies hereunder.

         Section 6.17. HEADINGS. Section headings and captions in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose and are not to be considered as defining or limiting in any way the scope or intent of the provisions of this Agreement.

         Section 6.18. NO THIRD PARTY BENEFICIARIES. The provisions of this Agreement shall inure to the benefit and responsibility of the parties hereto, their successors and assigns (but only to the extent such assignment is permitted herein) and shall not benefit or affect any third party.

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                                      -22-

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective representatives thereunto duly authorized as of the date first above written.

CREDIT BANK:                             LESSOR:

SUNTRUST BANK                            ASSET HOLDINGS III L.P.


                                              Realty Facility Holdings I L.L.C.,
                                              An Ohio limited liability company,
By:  C A Black                           By:  its general partner
   -----------------------------------      ------------------------------------

Its:  VP & Director                      Its:  Robert F. Gage
    ----------------------------------       -----------------------------------
                                               Robert F. Gage, President



                                      -23-